UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 17, 2022

United States Steel Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-16811	25-1897152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Grant Street,
Pittsburgh, PA 15219-2800
(Address of Principal Executive Offices, and Zip Code)

(412) 433-1121
Registrant’s Telephone Number, Including Area Code
____________________________________________
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	X	New York Stock Exchange
Common Stock	X	Chicago Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01. Other Events

On August 17, 2022, United States Steel Corporation (the “Corporation”) and its indirect subsidiaries, Big River Steel LLC and BRS Finance Corp. (together, “Big River Steel,” and collectively with U. S. Steel, the “Offerors” and each of U. S. Steel and Big River Steel individually, an “Offeror”) commenced tender offers to purchase for cash (each offer a “Tender Offer” and collectively, the “Tender Offers”) up to a total of $300,000,000 aggregate principal amount of (i) the 6.875% Senior Notes due 2029 issued by the Corporation (the “2029 Notes”), (ii) the 6.650% Senior Notes due 2037 issued by the Corporation (the “2037 Notes”) and (iii) the 6.625% Senior Secured Notes due 2029 issued by Big River Steel (the “2029 Secured Notes” and, together with the 2029 Notes and the 2037 Notes, the “Securities”), subject to certain terms and conditions set forth on the Offer to Purchase dated August 17, 2022. The Corporation is the Offeror for the 2029 Notes and the 2037 Notes and Big River Steel is the Offeror for the 2029 Secured Notes.

The Tender Offers are expected to expire at 11:59 p.m., New York City time, on September 14, 2022, unless extended or terminated earlier. The Corporation and Big River Steel issued a press release on August 17, 2022 announcing the Tender Offers, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy the Securities, or any security, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Item 9.01    Financial Statements and Exhibits

The press release referenced in Item 8.01 is furnished with this current report on Form 8-K as Exhibit 99.1.

(d) Exhibits:

Exhibit No.	Description

99.1	Press release, dated August 17, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION

By	/s/ Jessica T. Graziano
Jessica T. Graziano
Senior Vice President & Chief Financial Officer

Dated: August 17, 2022